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Subject Company: Phase Forward Incorporated

Commission File No.: 000-50839

Oracle Buys Phase Forward Expands Oracle’s solutions for the life sciences and healthcare industries April 16, 2010

Oracle is currently reviewing the existing Phase Forward product roadmap and will be providing guidance to customers in accordance with Oracle's standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle's review of Phase Forward’s product roadmap are at the sole discretion of Oracle.   All product roadmap information, whether communicated by Phase Forward or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making a purchasing decision. It is intended for information purposes only, and may not be incorporated into any contract. SAFE HARBOR FOR FORWARD-LOOKING STATEMENTSCertain items in this document may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involved certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability to complete the Merger in light of the various closing conditions, including those conditions related to regulatory approvals, the ability of the parties to consummate the proposed Merger; the impact of the announcement or the closing of the Merger on Phase Forward’s relationships with its employees, existing customers or potential future customers; the ability of Oracle to successfully integrate Phase Forward’s operations and employees; the ability to realize anticipated synergies and costs savings of the proposed Merger; and such other risks detailed in the Phase Forward’s Annual Report on Form10-K filed with the SEC on February 26, 2010 and other reports filed with the SEC. In addition, the statements in this document reflect the expectations and beliefs of Phase Forward and/or Oracle as of the date of this document.  Phase Forward and Oracle anticipate that subsequent events and developments will cause their expectations and beliefs to change.  However, while Phase Forward and Oracle may elect to update these forward-looking statements publicly in the future, they specifically disclaims any obligation to do so.  The forward-looking statements of Phase Forward and/or Oracle do not reflect the potential impact of any future dispositions or strategic transactions, including the Merger, that may be undertaken.  These forward-looking statements should not be relied upon as representing Phase Forward’s or Oracle’s views as of any date after the date of this document.In addition, please refer to the documents that Oracle and Phase Forward, respectively, file with the Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle's and Phase Forward's respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document. Neither Oracle nor Phase Forward is under any duty to update any of the information in this document.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC Phase Forward Incorporated (“Phase Forward”) plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed merger with Pine Acquisition Corporation, pursuant to which Phase Forward would be acquired by Oracle Corporation (“Oracle”) (the “Merger”). Investors and securityholders of Phase Forward are urged to read the proxy statement and the other relevant material when they become available because they will contain important information about Phase Forward, Oracle and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all documents filed by Phase Forward with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and securityholders may obtain free copies of the documents filed with the SEC by Phase Forward by directing a written request to Phase Forward Incorporated, 77 Fourth Avenue, Waltham, Massachusetts 02451, Attention: Investor Relations. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS. Phase Forward and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the securityholders of Phase Forward inconnection with the proposed Merger. Information about those executive officers and directors of Phase Forward and their ownership of Phase Forward common stock is set forth in the proxy statement for Phase Forward’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on March19, 2010, and is supplemented by other public filings made, and to be made, with the SEC by Phase Forward. Investors and securityholders may obtain additional information regarding the direct and indirect interests of Phase Forward, Oracle and their respective executive officers and directors in the Merger by reading the proxy statement and other public filings referred to above.

What We Are Announcing. Oracle acquires Phase Forward• Oracle to purchase Phase Forward for $17.00 per share, subject to required approvals •Transaction expected to close mid-2010. Phase Forward is a leading provider of applications for life sciences companies and healthcare providers• Over 335 customers, including top pharmaceutical and biotech companies, medical device firms, academic medical centers, contract research organizations and regulatory agencies •Used in more than 10,000 clinical trials with over 1 million trial study participants . Oracle Health Sciences and Phase Forward products are expected to accelerate the delivery of innovative therapies to patients and help control healthcare costs•Allows researchers, clinical development professionals, physicians, regulators and patients to more cost-effectively and securely contribute, access and share data  • Speeds the time to market of new therapies by facilitating adaptive trials •Increases the efficiency of study recruitment, monitoring and analysis •Provides greater insight into patient outcomes and safety during clinical trials and post-market surveillance. Phase Forward management and employees expected to join Oracle as a part of the Oracle Health Sciences Global Business Unit

Strategic Importance to Oracle • The life sciences and healthcare industry must control costs while accelerating patient-centered innovation– Legislative and economic pressures are forcing healthcare providers to lower costs  – Pharmaceutical, biotech and medical device manufacturers need to speed a growing number of viable therapies and devices to market – Paper-based or unstructured data capture impedes the reuse of medical data – Regulatory scrutiny is increasing the cost of clinical trials and post-approval monitoring. A standards-based IT infrastructure will help improve access, quality and cost– Connects researchers, regulators, physicians and patients to speed innovation, better engage patients in their own care and support the trend toward personalized healthcare – Merges clinical trial and care delivery data to enable the development of targeted therapies  – Streamlines the process of drug discovery through care delivery and management. Together Oracle and Phase Forward will help support innovation, deliver personalized medicine and control costs– Oracle Health Sciences provides clinical study design, clinical trial and healthcare data management, clinical and healthcare analytics and healthcare interoperability solutions – Phase Forward’s SaaS-based software streamlines the collection, management, and analysis of data from clinical development through care delivery

Life Sciences and Healthcare are Converging to Deliver Personalized, Value-Based Healthcare HEALTH CARE LIFE SCIENCES Paper based system Paper based records Electronic Data Capture Personalized Healthcare Safety and Pharmacovigilance Imaging and Genomics Patient Care and Disease Mgmt “Trial & Error” Healthcare “Evidence Based” Healthcare “Precision”Healthcare Mass-production and distribution of drugs begins  Targeted Therapies Increased regulation and efficacy standards ElectronicMedical Records Analytics Translational Medicine LIFE SCIENCES HEALTHCARE DNA chemistry and advanced technology “Managed” Healthcare

Combination will Streamline Processes and Provide Greater Insight Across Health Sciences. Removes barriers between functional silos. Lowers the cost of drug development. Supports translational medicine to bring new therapies to patients more quickly. Improves patient safety end-to-end. Delivers targeted therapies and more personalized care. Supports value-based healthcare DrugDiscovery DrugDevelopment ClinicalResearch CareDelivery Care Management businessman nurse2 scientist http://www.enovapharm.com/Pharmaceutical.jpg/Pharmaceutical-full;init:.jpg R&DProductivity Translational Medicine Quality& Safety PersonalizedCare Insights Innovation Value HEALTH SCIENCES

Phase Forward’s Integrated Clinical Research Suite  . Manages clinical development data and safety processes from Phase 1 through regulatory submission and post-approval monitoring  . SaaS-based offerings give customers more choices for software deployment

Phase Forward has Demonstrated Success with Customers that Span Health Sciences Pharmaceutical  Biotech  CROs  Government & Regulatory  Medical Devices  Medical Centers   Allergan Alliance Pharma AstraZeneca Pharmaceuticals Bayer Healthcare Eli Lilly &Company  Forest Laboratories GlaxoSmithKline Inst. de Recherches Internationales Servier  Merck&Co  Mitsubishi Tonabe Novartis Orexigen Otsuka America Reckitt Benckiser sanofi-aventis  Takeda Procter& Gamble  Aerovance Alexion Asklep Atherogenics Celgene Genzyme Merck Serono Morphotek Theravance  United Therapeutics  Everest   ICON Medpace Novella Onmicare PAREXEL Prologue Quintiles RTI SGS  Veristat  U.K. Medicines and Healthcare Prods.  Regulatory Agency (MHRA)  U.S. Center for Disease Control  U.S. Department of Defense (DoD)  U.S. Food & Drug Administration  (FDA)   Bausch& Lomb Biotronik Boston Scientific Brainsgate CardioDynamics International Conceptus GE Healthcare Medtronic Philips Oral Healthcare  Q-MED AB  Stryker Biotech   Aurum Institute for Health Research  Cancer Research UK  Children's Hospital Boston  Children's Hospital of Philadelphia  Dana Farber Cancer Institute  Duke Clinical Research Institute  Guandong University  Harvard Clinical Research Institute  Massachusetts General Hospital  Mayo Clinic College of Medicine  National Health& Medical Research Council     Source: Customer list from Phase Forward10KCROs = Contract Research Organizations

PHASE FORWARD

Oracle Health Sciences Post-Close Portfolio


Health Sciences
Life Sciences
Healthcare
Life Sciences and Healthcare Analytics
Safety, Pharmacovigilance & Risk Management
Signal Detection
Interactive Response Tech
Clinical Trial Mgmt
Electronic Data Capture & Patient Reported Outcomes
Coding & Thesaurus Mgmt
Healthcare Interoperability
Terminology Management
HC Master Person Index
Specimen Management (Bio-Banking)
Phase 1 Clinic Automation
Lab Info Management Systems (LIMS)
Health Sciences Integration & Data Management
Clinical Dev Center
Life Science Data Hub
Healthcare Data Mgmt

- Promotes innovation through focused Health Sciences investment
- Supports Clinical Development through Patient Care
- Increases efficiencies and security
- Accelerates adoption of standards-based IT
- Reduces total cost of ownership

PHASE•FORWARD

Combination to Deliver Health Sciences Portfolio with Multiple Deployment Options Customer Benefits. Supports processes that span life sciences and healthcare. Greater transparency into patient outcomes for value-based healthcare. Speeds time to market for drugs and therapies. Improves data management, aggregation and analysis. Lowers total cost of ownership. Provides greater choice with on-premise or SaaSofferings. Increases domain expertise and investment in health sciences solutions http:// www.medicaltranscription service company.com/ media/pix/ clinics- groups -practice.png  Clinics Health_3.jpg_ lores.JPG CROs Health_2.jpg_lores.JPG Hospitals Regulators public sector_5_lores.JPG Flexible, Open and Integrated Integrated Analytics Best Practice Business Logic Health Sciences Data Model  PublicHealth_1.JPG Patients + health_a Bio-banks accelerates delivery of innovative therapies to patients and helps control healthcare costs http://www.psenterprise.com/sectors/pharma/images/pharma_pills.jpg Pharma/Biotech BusinessLifestyle_2.jpg_lores.JPG Medical Centers

PhaseForwardv8LogoCMYk.eps ProvenAsALeaderSlide2.jpg 12 For More Information Visit www.phaseforward.com © 2010 Phase Forward Incorporated. All rights reserved. www.phaseforward.com

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Phase Forward Incorporated (“Phase Forward”) plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed merger with Pine Acquisition Corporation, pursuant to which Phase Forward would be acquired by Oracle Corporation (“Oracle”) (the “Merger”).  Investors and security holders of Phase Forward are urged to read the proxy statement and the other relevant material when they become available because they will contain important information about Phase Forward, Oracle and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all documents filed by Phase Forward with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Phase Forward by directing a written request to Phase Forward Incorporated, 77 Fourth Avenue, Waltham, Massachusetts 02451, Attention: Investor Relations.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

Phase Forward and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Phase Forward in connection with the proposed Merger. Information about those executive officers and directors of Phase Forward and their ownership of Phase Forward common stock is set forth in the proxy statement for Phase Forward’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2010, and is supplemented by other public filings made, and to be made, with the SEC by Phase Forward. Investors and security holders may obtain additional information regarding the direct and indirect interests of Phase Forward, Oracle and their respective executive officers and directors in the Merger by reading the proxy statement and other public filings referred to above.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Certain items in this document may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involved certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability to complete the Merger in light of the various closing conditions, including those conditions related to regulatory approvals, the ability of the parties to consummate the proposed Merger; the impact of the announcement or the closing of the Merger on Phase Forward’s relationships with its employees, existing customers or potential future customers; the ability of Oracle to successfully integrate Phase Forward’s operations and employees; the ability to realize anticipated synergies and costs savings of the proposed Merger; and such other risks detailed in the Phase Forward’s Annual Report on Form 10-K filed with the SEC on February 26, 2010 and other reports filed with the SEC.

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In addition, the statements in this document reflect the expectations and beliefs of Phase Forward and/or Oracle as of the date of this document.  Phase Forward and Oracle anticipate that subsequent events and developments will cause their expectations and beliefs to change.  However, while Phase Forward and Oracle may elect to update these forward-looking statements publicly in the future, they specifically disclaims any obligation to do so.  The forward-looking statements of Phase Forward and/or Oracle do not reflect the potential impact of any future dispositions or strategic transactions, including the Merger, that may be undertaken.  These forward-looking statements should not be relied upon as representing Phase Forward’s or Oracle’s views as of any date after the date of this document.

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